UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 07, 2026

FIBROGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36740	77-0357827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Bay Street Suite 100 #6009
San Francisco, California		94133
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 978-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2025, FibroGen, Inc. (the “Company”) filed a Certificate of Amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware changing the name of the Company from “FibroGen, Inc.” to “Kyntra Bio, Inc.”

The Certificate of Amendment shall be effective at 4:30 p.m. Eastern Time on January 7, 2026. The Board also approved the amendment of the Company’s Bylaws, effective at 4:30 p.m. Eastern Time on January 7, 2026, solely to update the title of the Bylaws to reflect the Company’s new name, Kyntra Bio, Inc.

The foregoing descriptions of the Certificate of Amendment and amendment of the Bylaws are qualified in their entirety by the full text of the Certificate of Amendment, and Bylaw amendment, respectively filed as Exhibit 3.1 and Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On January 7, 2026, the Company issued a press release announcing its name change to Kyntra Bio. A copy of the Company’s press release of such announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company’s common stock (formerly trading under the symbol “FGEN”) will begin trading at the market open on January 8, 2026 under the new trading symbol “KYNB.”

The CUSIP number for the common stock will remain unchanged (31572Q881).

The information in this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 8.01 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by FibroGen, Inc. or Kyntra Bio, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation.

3.2	Certificate of Amendment of the Amended and Restated Bylaws.

99.1	Press Release, dated January 7, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FibroGen, Inc.

Date:	January 7, 2026	By:	/s/ John Alden
John Alden General Counsel